CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Millions	9 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
Revenues
Net sales	$ 16,987	$ 17,808
Finance and interest income	887	960
Total Revenues	17,874	18,768
Costs and Expenses
Cost of goods sold	14,014	14,771
Selling, general and administrative expenses	1,687	1,758
Research and development expenses	619	622
Restructuring expenses	31	52
Interest expense	743	824
Other, net	951	498
Total Costs and Expenses	18,045	18,525
Income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates	(171)	243
Income taxes	179	259
Equity in income of unconsolidated subsidiaries and affiliates	5	33
Net income (loss)	(345)	17
Net income (loss) attributable to noncontrolling interests	2	(5)
Net income (loss) attributable to CNH Industrial N.V.	$ (347)	$ 22
Earnings (loss) per share attributable to common shareholders
Basic	$ (0.25)	$ 0.02
Diluted	(0.25)	0.02
Cash dividends declared per common share	$ 0.148	$ 0.216